UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2008
UAL Corporation
(Exact name of registrant issuer as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

77 West Wacker Drive, Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)
(312) 997-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-5.1
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreement.
     On December 1, 2008, UAL Corporation (the “Company”) entered into a distribution agreement (the “JPMS Agreement”) with J.P. Morgan Securities Inc. (“JPMS”) and a distribution agreement (the “MS Agreement” and, together with the JPMS Agreement, the “Agreements”) with Morgan Stanley & Co. Incorporated (“MS”). Pursuant to the terms of the Agreements, the Company may sell from time to time through either JPMS or MS, as the Company’s agents, shares of the Company’s common stock in an amount having an aggregate offering price of up to $200,000,000 (the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on The NASDAQ Global Select Market at market prices or as otherwise agreed with JPMS or MS, as applicable. The Company may also agree to sell shares to JPMS or MS, as principal, for its own account, on terms agreed to by the parties to such agreement.
     The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-155794), which became effective upon filing with the Securities and Exchange Commission on December 1, 2008.
     The Agreements are filed as Exhibits 99.1 and 99.2 respectively to this Current Report on Form 8-K, and the description of the Agreements is qualified in its entirety by reference to such exhibits. For a more detailed description of the Agreements, see the disclosure under the caption “Plan of Distribution” contained in the Company’s Prospectus Supplement dated December 1, 2008 to the Prospectus dated December 1, 2008, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference. The Agreements are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.
     A copy of the opinion of Cravath, Swaine & Moore LLP, relating to the legality of the Shares, is filed as Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
5.1	Opinion of Cravath, Swaine & Moore LLP

23.1	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.1)

99.1	Distribution Agreement dated December 1, 2008 between UAL Corporation and J.P. Morgan Securities Inc.

99.2	Distribution Agreement dated December 1, 2008 between UAL Corporation and Morgan Stanley & Co. Incorporated

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION
By:	/s/ Kathryn A. Mikells
Name:	Kathryn A. Mikells
Title:	Senior Vice President and Chief Financial Officer

Date: December 1, 2008

EXHIBIT INDEX
5.1	Opinion of Cravath, Swaine & Moore LLP

23.1	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.1)

99.1	Distribution Agreement dated December 1, 2008 between UAL Corporation and J.P. Morgan Securities Inc.

99.2	Distribution Agreement dated December 1, 2008 between UAL Corporation and Morgan Stanley & Co. Incorporated